Free Writing Prospectus
Filed Pursuant to Rule 433
Registration Statement No. 333-184193
Dated March 7, 2014

DDP ETN

# PowerShares DB Commodity Short ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $6,026,630 - As of: 02/28/2014

**Deutsche Bank announced on February 9, 2012 the suspension of any further issuance of the PowerShares DB Commodity Short ETN. The DB PowerShares Commodity Short ETN will continue to be listed and traded on NYSE Arca. Please see the press release filed by Deutsche Bank with the SEC on February 9, 2012 for additional information.**

-

The PowerShares DB Commodity Short ETN (Symbol: DDP) is part of the "PowerShares DB Commodity ETNs" collection. PowerShares DB Commodity ETNs provide investors a way to take a long, short or leveraged view on the performance of a broad-based commodity index. All of the PowerShares DB Commodity Exchange Traded Notes are based on a total return version of the Deutsche Bank Liquid Commodity Index™. The Long and Double Long ETNs are based on the Optimum Yield™ version of the Index. The Short and Double Short ETNs are based on the standard version of the Index. Each index is intended to track the long or short performance of the underlying futures contracts

Regulatory Documents

PROSPECTUS

FACT SHEET

## Contact Us

To speak with a representative, call 1-877-369-4617.

## Related Funds

long or short performance of the underlying futures contracts relating to six commodities: wheat, corn, light sweet crude oil, heating oil, gold and aluminum. Investors can buy and sell the PowerShares DB Commodity ETNs at market price on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early repurchase based on the month-over-month performance of the index less investor fees. Investors may redeem the PowerShares DB Commodity ETNs in blocks of no less than 5,000 securities and integral multiples of 5,000 securities thereafter, subject to the procedures described in the pricing supplement, which may include a fee of up to $0.03 per security. Inverse ETNs are not suitable for all investors. See risk considerations below.

## Risks

- Non-principal protected
- Subject to an investor fee
- Limitations on repurchase
- Concentrated exposure to notional positions in commodity futures contracts
- Credit risk of the issuer
- Lack of liquidity

## Benefits

- Unleveraged short notes
- Relatively low cost
- Intraday access
- Listed
- Transparent

## DDP Profile

## DDP Financial Details

As of 28-Feb-2014 03:45 PM

## DDP Profile

| |
|---|
| Inception Date: 04/28/2008 |
| ETN Price at Initial Listing: $25.00 |
| Maturity Date: 4/1/2038 |
| Listing Exchange: NYSE Arca |
| Yearly Investor Fee: 0.75% |
| Intraday Intrinsic Value Symbol: DDPIV |
| Ticker: DDP |
| CUSIP: 25154H467 |

## DDP Financial Details

As of 28-Feb-2014 03:45 PM

| | | |
|---|---|---|
| Last Trade: $22.36 | Bid: $21.60 | Ask: $22.73 |
| Open: $22.36 | High: $22.36 | Low: $22.36 |

Pricing Snapshot

Current Pricing 52 Week

## Indicative Value

| |
|---|
| Indicative Intra-day Value: $31.39 |
| Last End of Day Value: $31.39 |
| Last End of Day Date: 02/28/2014 |

## About the Note's Index

Last Updated 03/02/2014

Index Ticker: DBLCMACL

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 17-Dec-2014 | 11.56 |

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 17-Dec-2014 | 11.56 |
| Corn | 12-Dec-2014 | 11.06 |
| Gold | 29-Dec-2014 | 9.78 |
| Heating Oil | 31-Mar-2014 | 20.86 |
| Light Crude | 20-Mar-2014 | 36.83 |
| Wheat | 12-Dec-2014 | 9.91 |

## DDP News & Press Releases

### Archived News

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in commodity futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, volatile prices, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

**An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus.** An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

## Product List

- Commodities
  - All Commodities Products
  - Broad Commodities
  - Agriculture
  - Metals
    - All Metals Products
    - Metal ETNs
      - All Metal ETNs
      - DDP
      - DPU
      - BDD
      - DGZ
      - DGP
      - DYY
      - DEE
      - DZZ
      - BOM
      - BOS
      - BDG
    - Metal ETFs
  - Energy
- Currencies
- Equities
- Fixed Income
- US/Domestic

Commodities » Metals » Metal ETNs » DEE

DEE ETN

# PowerShares DB Commodity Double Short ETN

Prospectus Fact Sheet

Total Notes Outstanding: $2,679,961 - As of: 02/28/2014

Overview | Performance | News | Related Materials | FAQ

**Deutsche Bank announced on February 9, 2012 the suspension of any further issuance of the PowerShares DB Commodity Double Short ETN. The PowerShares DB Commodity Double Short ETN will continue to be listed and traded on NYSE Arca. Please see the press release filed by Deutsche Bank with the SEC on February 9, 2012 for additional information.**

-

The PowerShares DB Commodity Double Short ETN (Symbol: DEE) is part of the "PowerShares DB Commodity ETNs" collection. PowerShares DB Commodity ETNs provide investors a way to take a long, short or leveraged view on the performance of a broad-based commodity index. All of the PowerShares DB Commodity Exchange Traded Notes are based on a total return version of the Deutsche Bank Liquid Commodity Index™. The Long and Double Long ETNs are based on the Optimum Yield™ version of the Index. The Short and Double Short ETNs are based on the standard version of the Index. Each index is intended to track the long or short performance of the underlying futures

Regulatory Documents

PROSPECTUS

FACT SHEET

- US/Domestic
- International
- Target Date
- Hybrid Assets
- Commission-Free
- Currency-Hedged
- Sovereign Debt

## Contact Us

To speak with a representative, call 1-877-369-4617.

## Related Funds

DBC ETF

PowerShares DB Commodity Index Tracking Fund

DDP ETN

PowerShares DB Commodity Short ETN

DEE ETN

PowerShares DB Commodity Double Short ETN

track the long or short performance of the underlying futures contracts relating to six commodities: wheat, corn, light sweet crude oil, heating oil, gold and aluminum. Investors can buy and sell the PowerShares DB Commodity ETNs at market price on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early repurchase based on the month-over-month performance of the index less investor fees. Investors may redeem the PowerShares DB Commodity ETNs in blocks of no less than 5,000 securities and integral multiples of 5,000 securities thereafter, subject to the procedures described in the pricing supplement, which may include a fee of up to $0.03 per security. Leveraged inverse ETNs are not suitable for all investors. See risk considerations below.

## Risks

- Non-principal protected
- Leveraged losses
- Subject to an investor fee
- Limitations on repurchase
- Concentrated exposure to notional positions in commodity futures contracts
- Credit risk of the issuer
- Lack of liquidity

## Benefits

- Leveraged short notes
- Relatively low cost
- Intraday access
- Listed
- Transparent

## DEE Profile

## DEE Financial Details

DYY
ETN

PowerShares DB Commodity Double Long ETN

# DEE Profile

Inception Date: 04/28/2008

ETN Price at Initial Listing: $25.00

Maturity Date: 4/1/2038

Listing Exchange: NYSE Arca

Yearly Investor Fee: 0.75%

Intraday Intrinsic Value Symbol: DEEIV

Ticker: DEE

CUSIP: 25154H483

# DEE Financial Details

As of 28-Feb-2014 03:52 PM

52 Week High: $32.78

52 Week Low: $25.08

Current data not available

Pricing Snapshot

Current Pricing 52 Week

# Indicative Value

Indicative Intra-day Value: $29.40

Last End of Day Value: $30.45

Last End of Day Date: 02/28/2014

# About the Note's Index

Last Updated 03/02/2014

Index Ticker: DBLCMACL

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 17-Dec-2014 | 11.56 |

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 17-Dec-2014 | 11.56 |
| Corn | 12-Dec-2014 | 11.06 |
| Gold | 29-Dec-2014 | 9.78 |
| Heating Oil | 31-Mar-2014 | 20.86 |
| Light Crude | 20-Mar-2014 | 36.83 |
| Wheat | 12-Dec-2014 | 9.91 |

## DEE News & Press Releases

### Archived News

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in commodity futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, volatile prices, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

**An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus.** An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

## Product List

- Commodities
  - All Commodities Products
  - Broad Commodities
  - Agriculture
    - All Agriculture Products
    - Agriculture ETFs
    - Agriculture ETNs
      - All Agriculture ETNs
      - ADZ
      - AGA
      - AGF
      - DAG
      - DEE
      - DYY
      - DPU
      - DDP
  - Metals
  - Energy
- Currencies
- Equities
- Fixed Income
- US/Domestic
- International
- Target Date
- Hybrid Assets

Commodities » Agriculture » Agriculture ETNs » DPU

DPU ETN

# PowerShares DB Commodity Long ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $3,044,510 - As of: 02/28/2014

Overview | Performance | News | Related Materials | FAQ

**Deutsche Bank announced on February 9, 2012 the suspension of any further issuance of the PowerShares DB Commodity Long ETN. The DB PowerShares Commodity Long ETN will continue to be listed and traded on NYSE Arca. Separately, Deutsche Bank announced that, effective after the close of trading on February 16, 2012, there would be a change in the underlying index to the PowerShares DB Commodity Long Exchange Traded Note. Please see the press release filed by Deutsche Bank with the SEC on February 9, 2012 for additional information.**

-

The PowerShares DB Commodity Long ETN (Symbol: DPU) is part of the "PowerShares DB Commodity ETNs" collection. PowerShares DB Commodity ETNs provide investors a way to take a long, short or leveraged view on the performance of a broad-based commodity index. All of the PowerShares DB Commodity Exchange Traded Notes are based on a total return version of the Deutsche Bank Liquid Commodity Index™. The Long and Double

Regulatory Documents

PROSPECTUS

FACT SHEET

## Contact Us

To speak with a representative, call 1-877-369-4617.

## Related Funds

Deutsche Bank Liquid Commodity Index™. The Long and Double Long ETNs are based on the Optimum Yield™ version of the Index. The Short and Double Short ETNs are based on the standard version of the Index. Each index is intended to track the long or short performance of the underlying futures contracts relating to six commodities: wheat, corn, light sweet crude oil, heating oil, gold and aluminum. Investors can buy and sell the PowerShares DB Commodity ETNs at market price on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early repurchase based on the month-over-month performance of the index less investor fees. Investors may redeem the PowerShares DB Commodity ETNs in blocks of no less than 5,000 securities and integral multiples of 5,000 securities thereafter, subject to the procedures described in the pricing supplement, which may include a fee of up to $0.03 per security. See risk considerations below.

## Risks

- Non-principal protected
- Subject to an investor fee
- Limitations on repurchase
- Concentrated exposure to notional positions in commodity futures contracts
- Credit risk of the issuer
- Lack of liquidity

## Benefits

- Unleveraged long notes
- Relatively low cost
- Intraday access
- Listed
- Transparency

## DBU Profile

## DBU Financial Details

## DPU Profile

| |
|---|
| Inception Date: 04/28/2008 |
| ETN Price at Initial Listing: $25.00 |
| Maturity Date: 4/1/2038 |
| Listing Exchange: NYSE Arca |
| Yearly Investor Fee: 0.75% |
| Intraday Intrinsic Value Symbol: DPUIV |
| Ticker: DPU |
| CUSIP: 25154H459 |

## DPU Financial Details

As of 28-Feb-2014 12:44 PM

| | | |
|---|---|---|
| Last Trade: $13.12 | Bid: $13.12 | Ask: $14.99 |
| Open: $13.12 | High: $13.12 | Low: $13.12 |

Pricing Snapshot

Current Pricing 52 Week

## Indicative Value

| |
|---|
| Indicative Intra-day Value: $16.28 |
| Last End of Day Value: $16.28 |
| Last End of Day Date: 02/28/2014 |

## About the Note's Index

Last Updated 03/02/2014

Index Ticker: DBLCOYER

| Component | Contract Date | Weight % |
|---|---|---|

| Component | Contract Date | Weight % |
| --- | --- | --- |
| Aluminium | 15-Oct-2014 | 11.67 |
| Corn | 12-Dec-2014 | 11.07 |
| Gold | 28-Apr-2014 | 10.04 |
| Heating Oil | 31-Mar-2014 | 20.52 |
| Light Crude | 20-Jun-2014 | 36.59 |
| Wheat | 14-Jul-2014 | 3.33 |
| Wheat (Kansas Wheat) | 14-Jul-2014 | 3.48 |
| Wheat-Mineapolis Wht | 12-Sep-2014 | 3.29 |

## DPU News & Press Releases

Archived News

Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in commodity futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, volatile prices, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

**An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus.** An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value

## Product List

- Commodities
  - All Commodities Products
  - Broad Commodities
  - Agriculture
  - Metals
    - All Metals Products
    - Metal ETNs
      - All Metal ETNs
      - DDP
      - DPU
      - BDD
      - DGZ
      - DGP
      - DYY
      - DEE
      - DZZ
      - BOM
      - BOS
      - BDG
    - Metal ETFs
  - Energy
- Currencies
- Equities
- Fixed Income
- US/Domestic

Commodities » Metals » Metal ETNs » DYY

DYY ETN

# PowerShares DB Commodity Double Long ETN

PDF Prospectus PDF Fact Sheet

Total Notes Outstanding: $5,818,717 - As of: 02/28/2014

Overview | Performance | News | Related Materials | FAQ

**Deutsche Bank announced on February 9, 2012 the suspension of any further issuance of the PowerShares DB Commodity Double Short ETN. The PowerShares DB Commodity Double Short ETN will continue to be listed and traded on NYSE Arca. Please see the press release filed by Deutsche Bank with the SEC on February 9, 2012 for additional information.**

-

The PowerShares DB Commodity Double Long ETN (Symbol: DYY) is part of the "PowerShares DB Commodity ETNs" collection. PowerShares DB Commodity ETNs provide investors a way to take a long, short or leveraged view on the performance of a broad-based commodity index. All of the PowerShares DB Commodity Exchange Traded Notes are based on a total return version of the Deutsche Bank Liquid Commodity Index™. The Long and Double Long ETNs are based on the Optimum Yield™ version of the Index. The Short and Double Short ETNs are based on the standard version of the Index. Each index is intended to track the long or short performance of the underlying futures

Regulatory Documents

PROSPECTUS

FACT SHEET

- US/Domestic
- International
- Target Date
- Hybrid Assets
- Commission-Free
- Currency-Hedged
- Sovereign Debt

## Contact Us

To speak with a representative, call 1-877-369-4617.

## Related Funds

track the long or short performance of the underlying futures contracts relating to six commodities: wheat, corn, light sweet crude oil, heating oil, gold and aluminum. Investors can buy and sell the PowerShares DB Commodity ETNs at market price on the NYSE Arca exchange or receive a cash payment at the scheduled maturity or early repurchase based on the month-over-month performance of the index less investor fees. Investors may redeem the PowerShares DB Commodity ETNs in blocks of no less than 5,000 securities and integral multiples of 5,000 securities thereafter, subject to the procedures described in the pricing supplement, which may include a fee of up to $0.03 per security. Leveraged ETNs are not suitable for all investors. See risk considerations below.

## Risks

- Non-principal protected
- Leveraged losses
- Subject to an investor fee
- Limitations on repurchase
- Concentrated exposure to notional positions in commodity futures contracts
- Credit risk of the issuer
- Lack of liquidity

## Benefits

- Leveraged long notes
- Relatively low cost
- Intraday access
- Listed
- Transparent

## DYY Profile

## DYY Financial Details

# DYY Profile

| |
|---|
| Inception Date: 04/28/2008 |
| ETN Price at Initial Listing: $25.00 |
| Maturity Date: 4/1/2038 |
| Listing Exchange: NYSE Arca |
| Yearly Investor Fee: 0.75% |
| Intraday Intrinsic Value Symbol: DYYIV |
| Ticker: DYY |
| CUSIP: 25154H475 |

# DYY Financial Details

As of 03-Mar-2014 10:45 AM

52 Week High: $8.75

52 Week Low: $6.50

Current data not available

Pricing Snapshot

Current Pricing 52 Week

# Indicative Value

| |
|---|
| Indicative Intra-day Value: $7.98 |
| Last End of Day Value: $7.73 |
| Last End of Day Date: 02/28/2014 |

# About the Note's Index

Last Updated 03/02/2014

Index Ticker: DBLCOYER

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15 Oct 2014 | 11.67 |

| Component | Contract Date | Weight % |
|---|---|---|
| Aluminium | 15-Oct-2014 | 11.67 |
| Corn | 12-Dec-2014 | 11.07 |
| Gold | 28-Apr-2014 | 10.04 |
| Heating Oil | 31-Mar-2014 | 20.52 |
| Light Crude | 20-Jun-2014 | 36.59 |
| Wheat | 14-Jul-2014 | 3.33 |
| Wheat (Kansas Wheat) | 14-Jul-2014 | 3.48 |
| Wheat-Mineapolis Wht | 12-Sep-2014 | 3.29 |

## DYY News & Press Releases

### Archived News

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Risks for the PowerShares DB branded Exchange Traded Notes

**Deutsche Bank AG, London Branch has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents filed by Deutsche Bank AG, London Branch for more complete information about the issuer and this offering. You may get these documents for free by visiting www.dbxus.com/prospectuses or EDGAR on the SEC website at www.sec.gov. Alternatively, you may request a prospectus by calling 1-877-369-4617, or you may request a copy from any dealer participating in this offering.**

**The ETNs are senior unsecured obligations of Deutsche Bank AG, London Branch, and the amount due on the ETNs is dependent on Deutsche Bank AG, London Branch's ability to pay. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Each ETN offers investors exposure to the month-over-month performance of its respective index measured from the first calendar day to the last calendar day of each month. The inverse or leveraged ETNs may not be suitable for investors seeking an investment with a term greater than the time remaining to the next monthly reset date and should be used only by knowledgeable investors who understand the potential adverse consequences of seeking longer-term inverse and/or leveraged investment results by means of securities that reset their exposure monthly, resulting in the compounding of monthly returns.

Investing in the ETNs is not equivalent to a direct investment in the index or index components. The principal amount is also subject to the monthly application of the investor fee, which can adversely affect returns. There is no guarantee that you will receive at maturity, or upon an earlier repurchase, your initial investment back or any return on that investment. Significant adverse monthly performances for your securities may not be offset by any beneficial monthly performances. If at any time the repurchase value of the ETNs is zero, the relevant ETNs will be accelerated and you will lose your entire investment in such ETNs. As described in the relevant pricing supplement, Deutsche Bank may redeem the ETNs for an amount in cash equal to the repurchase value.

Risks of investing in the ETNs include limited portfolio diversification, uncertain principal repayment, trade price fluctuations, illiquidity and leveraged losses. The leveraged ETNs are leveraged investments. As such, it is likely to be more volatile than an unleveraged investment. There is also a greater risk of loss of principal associated with a leveraged investment than with an unleveraged investment.

The ETNs may be sold throughout the day on NYSE Arca through any brokerage account. Ordinary brokerage commissions apply. Sales in the secondary market may result in losses. There are restrictions on the minimum number of ETNs that you may redeem directly with Deutsche Bank AG, London Branch, as specified in the applicable pricing supplement.

The ETNs provide concentrated exposure to notional positions in commodity futures contracts. The market value of the ETNs may be influenced by many unpredictable factors, including, among other things, volatile prices, changes in supply and demand relationships, changes in interest rates, and monetary and other governmental actions.

Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

**An investment in the ETNs involves risks, including the loss of some or all of the principal amount. For a description of the main risks, see "Risk Factors" in the applicable pricing supplement and the accompanying prospectus supplement and prospectus.** An investor should consider the ETNs' investment objective, risks, charges and expenses carefully before investing.

Not FDIC Insured — No Bank Guarantee — May Lose Value